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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington DC 20549



                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (date of earliest event reported)     April 20, 1998
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                              CROWN ANDERSEN INC.
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            (Exact name of registrant as specified in its charter)



        Delaware                     0-14229                58-1653577
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(State or other jurisdic-     (Commission File No.)      (IRS Employer
 tion of incorporation)                                 Identification No.)


               306 Dividend Drive, Peachtree City, Georgia 30269
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         (Address of principal executive offices, including zip code)


                                (770) 486 2000
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             (Registrant's telephone number, including area code)


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Item 5.   Other Events
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          On April 20, 1998, a settlement agreement was finalized between Crown
Andersen Inc and the plaintiffs (Textron Investment Management Company and The Farm Bureau Mutual Insurance Company) in a lawsuit over principal and interest payments and legal fees for Winfield, Kansas property formerly occupied by Struthers Thermo-Flood Corp., a former Crown Andersen subsidiary. The settlement stops all further litigation in the case and results in Crown Andersen taking title to the property. The settlement terms are detailed in the exhibit referenced in Item 7.

Item 7.   Financial Statements and Exhibits
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     c.   Exhibits

          The following exhibits are filed as part of this report:

               Press release dated April 21, 1998.

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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CROWN ANDERSEN INC.



Date:     April 21, 1998                     By: s/s Jack D. Brady
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                                             Jack D. Brady
                                             Chairman of the Board
                                             Chief Executive Officer
                                             President

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